POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Peter K. Greer
Peter K. Greer, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, her true and lawful attorney to execute in her name, place and stead and on her behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Marcia E. Malzahn
Marcia E. Malzahn, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Frank J. Maresca
Frank J. Maresca, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Matthew W. Morris
Matthew W. Morris, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Scott B. Rogers
Scott B. Rogers, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the director named below of Cornerstone Strategic Investment Fund, Inc., a Maryland corporation, and Cornerstone Total Return Fund, Inc., a New York corporation (the “Funds”), hereby appoints each of Ralph W. Bradshaw, Joshua G. Bradshaw, Benjamin V. Mollozzi and Hoyt M. Peters, each with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Funds, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Funds, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Directors for such persons to provide or perform with respect to the Funds, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of August, 2026.

/s/ Andrew A. Strauss
Andrew A. Strauss, Director